UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2018

GRANITE CONSTRUCTION INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12911	77-0239383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 West Beach Street

Watsonville, California 95076

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed on February 14, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Layne Christensen Company (“Layne”) and Lowercase Merger Sub Incorporated. In connection with the Merger Agreement, on February 23, 2018, Granite Construction Incorporated (the “Company”) entered into an Amendment No. 1 to Second Amended and Restated Credit Agreement, by and among the Company, Granite Construction Company, and GILC Incorporated, as borrowers, Bank of America, N.A., as Administrative Agent, and the lenders party thereto (the “Amendment”). The Amendment amends the Second Amended and Restated Credit Agreement, dated as of October 30, 2015 (the “Credit Agreement”) by and among the Company, Granite Construction Company, and GILC Incorporated, as borrowers, Bank of America, N.A. as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and the lenders party thereto to, among other things:

(a)	increase the aggregate amount of uncommitted incremental revolving loans and/or incremental term loans that the Company may request up to a maximum of $130,000,000;

(b)	permit liens on certain assets of Layne securing certain secured convertible notes issued by Layne and permit the obligations owing in respect of letters of credit issued for the account of Layne or its subsidiaries and liens securing such obligations;

(c)	exempt Layne and its subsidiaries from the requirements under the Credit Agreement that would otherwise require them to guarantee the Company’s obligations under the Credit Agreement and grant liens on their assets to secure such obligations until such time as certain secured convertible notes issued by Layne have been paid or otherwise satisfied in full; and

(d)	permit the indebtedness outstanding under Layne’s convertible notes to remain outstanding after the Company acquires Layne and permit such convertible notes to be redeemed in accordance with the terms thereof.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Richard A. Watts
Richard A. Watts
Senior Vice President, General Counsel and Secretary

Date: March 1, 2018